                                                                    Exhibit 99.1
                      [LOGO OF PRIME GROUP REALTY TRUST]

                               Table of Contents

Company Overview                                                                    Page
  Corporate Profile                                                                    2
  Board of Trustees/Executive Officers/Third Quarter Highlights                        3

Quarterly and Year to Date Financial Results
  Consolidated Statement of Income                                                     5
  Consolidated Balance Sheet                                                           7
  Calculation of Funds from Operations and Funds Available for Distribution            8

Quarterly and Year to Date Operating Information
  Same Property Analysis                                                               9
  Leasing Activity Analysis                                                           10
  Office Lease Expiration Schedule                                                    11
  Industrial Lease Expiration Schedule                                                12
  Same Store Analysis                                                                 13
  Development Projects                                                                14

Market Capitalization Information
  Indebtedness Activity                                                               15
  Capital Events                                                                      16
  Market Captialization                                                               17
  Indebtedness Schedule                                                               18
  Indebtedness Allocation                                                             19
  Interest Rate Hedge Agreements                                                      20
  Indebtedness Maturities Summary                                                     21

Portfolio Information
  Total Office and Industrial Properties and Square Feet Owned and Under Contract     22
  Property Summary                                                                    23
  Largest Office Tenants by Annualized Base Rent                                      25
  Largest Office Tenants by Percentage of Square Footage in Portfolio                 26
  Largest Industrial Tenants by Annualized Base Rent                                  27
  Largest Industrial Tenants by Percentage of Square Footage in Portfolio             28
  PGE Stock Performance YTD                                                           29

Investor Information                                                                  30

                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
1                               (NYSE: PGE)                              3Q 2000

                      [LOGO OF PRIME GROUP REALTY TRUST]

                                Corporate Profile

We are a fully-integrated real estate company providing property management, leasing, marketing, acquisition, development, redevelopment, construction, finance and other related services. We intend to continue to qualify as a real estate investment trust ("REIT") for federal income tax purposes. As of September 30, 2000, through Prime Group Realty, L.P., our operating partnership, we own 27 office properties containing an aggregate of approximately 8.9 million net rentable square feet and 31 industrial properties containing an aggregate of approximately 4.2 million net rentable square feet. The above properties are located primarily in the Chicago metropolitan area. We also own approximately
200.2 acres of developable land and rights to acquire more than 176.8 additional acres of developable land which management believes could be developed with approximately 10.2 million rentable square feet of additional office and industrial space.

In terms of net rentable square feet, approximately 89.1% of our office properties and all of our industrial properties are located in the Chicago metropolitan area in prime business locations within established business communities. The properties located in metropolitan Chicago account for approximately 89.7% of our total rental and tenant reimbursement revenue for the nine months ended September 30, 2000. Our remaining office properties are located in Cleveland, Ohio; Phoenix, Arizona; Knoxville, Tennessee; and Milwaukee, Wisconsin.

We intend to access multiple sources of capital to fund future acquisition and development activities. These capital sources may include undistributed cash flow, borrowing under credit facilities, proceeds from the issuance of long-term, tax-exempt bonds, joint venture arrangements, property sales, the issuance and sale of debt or equity securities and other bank and/or institutional borrowings. There can be no assurance that any such financing will be obtained.

               Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
2                                 (NYSE: PGE)                            3Q 2000

                               Board of Trustees
                               -----------------

Richard S. Curto
Chief Executive Officer, Prime Group Realty Trust
Jacque M. Ducharme
President, Julien J. Studley, Inc.
Stephen J. Nardi
Vice-Chairman of the Board, Prime Group Realty Trust
Christopher J. Nassetta
President and Chief Executive Officer, Host Marriott Corporation
Michael W. Reschke
Chairman of the Board, Prime Group Realty Trust
The Honorable Governor James R. Thompson
Partner and Chairman of the Executive Committee, Winston & Strawn

                              Executive Officers
                              ------------------

Michael W. Reschke
Chairman of the Board, Trustee
Richard S. Curto
Chief Executive Officer, Trustee
Richard S. Abraham
Co-President, CEO Prime Realty Services
Louis G. Conforti
Co-President, Chief Financial Officer
Jeffrey A. Patterson
Co-President, Chief Investment Officer
James F. Hoffman
Senior Vice-President, General Counsel and Secretary
Edward S. Hadesman
President, Industrial Division
Philip A. Hoffer
Executive Vice President, RE Operations and Asset Management
Roy P. Rendino
Senior Vice President, Finance and Chief Accounting Officer
Christopher "Kit" J. Sultz
Senior Vice President, Industrial Operations

                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
3                                 (NYSE: PGE)                            3Q 2000

                           Third Quarter Highlights

Diluted FFO per share for the third quarter was $0.46, a decrease from $0.55 reported in the prior year period. On a cash basis, without straight-line rent, diluted FFO per share for the second quarter was $0.38, a decrease from $0.53 reported in the prior year period.

The Company recorded a provision for property impairment of $0.18 per share related to a development parcel.

For the third quarter, the Company realized "same store" growth in property net operating income of 8.0% for the 20 office and 28 industrial properties that were owned during the third quarters of both 1999 and 2000.

Driven by strong leasing activity, the Company signed 52 new leases totaling 506,017 square feet and renewed 32 leases totaling 430,151 square feet. Overall net rental rates on lease renewals averaged an 18.5% increase over prior net rents. Net rental rates on office lease renewals in the central business district averaged a 34.3% increase over prior net rents.

The law firm of Holland & Knight signed a lease amendment at the Company's Dearborn Center development for an additional 34,683 square feet, increasing their lease commitment to a total of 104,049 square feet.

The Company's pursuit of strategic alternatives is well underway and expressions of interest are expected by the month's end.

During the quarter, the Company sold two downtown Chicago office buildings and three suburban Chicago industrial properties during the quarter for a gain of $8.3 million, and net cash proceeds of $51.0 million, after debt retirement of $45.0 million.

            Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
4                               (NYSE: PGE)                              3Q 2000

Consolidated Statements of Income
(000's omitted, except per share data)
(Unaudited)
September 30, 2000

                                                            Three Months ended        Nine Months ended
                                                               September 30              September 30
                                                            2000          1999        2000         1999
                                                         ------------------------------------------------
Revenue
Rental                                                   $  34,515   $   32,420   $  101,319   $   99,166
Tenant reimbursements                                       17,386       12,686       49,475       39,071
Other property revenues                                      1,937        1,974        6,014        5,562
Mortgage note interest                                         726        1,707        4,864        4,817
Other                                                        2,498        1,009        6,122        3,171
                                                         ------------------------------------------------
Total revenue                                               57,062       49,796      167,794      151,787
Expenses
Property operations                                         14,673       11,958       39,371       33,205
Real estate taxes                                            8,882        7,221       29,756       26,370
Depreciation and amortization                                9,721        8,744       28,788       25,382
Interest                                                    15,327       10,899       42,458       32,822
General and administrative                                   2,404        1,665           --        5,472
Loss on land development option                                 --           --        6,861          600
                                                         ------------------------------------------------
Total Expenses                                              51,005       40,487      147,234      123,851
                                                         ------------------------------------------------


Income before (loss) gain on sales                           6,057        9,309       20,560       27,936
  of real estate, minority interests
  and extraordinary item
(Loss) gain on sales of real estate, net                     8,302       48,125        5,717       52,482
                                                         ------------------------------------------------
Income before minority interests and
  extraordinary item                                        14,359       57,434       26,277       80,418
Minority interests                                          (4,689)     (22,499)      (7,062)     (29,247)
                                                         ------------------------------------------------
Income before extraordinary item                             9,670       34,935       19,215       51,171
Extraordinary loss on extinguishment of debt,
   net of minority interests (1), (2)                         (857)        (829)      (1,265)        (829)
                                                         ------------------------------------------------
Net income                                                   8,813       34,106       17,950       50,342
Net income allocated to
  preferred shareholders                                    (3,036)      (3,037)      (9,110)      (9,067)
                                                         ------------------------------------------------
Net income available to
  common shareholders                                    $   5,777   $   31,069   $    8,840   $   41,275
                                                         ================================================
Net income available per
  weighted-average common share of
                                                         ------------------------------------------------
  beneficial interest - basic                            $    0.37   $     2.05   $     0.58   $     2.73
                                                         ================================================
Net income available per
  weighted-average common share of
                                                         ------------------------------------------------
  beneficial interest - diluted                          $    0.37   $     2.05   $     0.57   $     2.72
                                                         ================================================

(1) Net of minority interest of $604 and $576 for the three months ended September 30, 2000 and 1999 respectively

(2) Net of minority interest of $900 and $576 for the three months ended September 30, 2000 and 1999 respectively

               Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
5                                 (NYSE: PGE)                            3Q 2000

(000's omitted, except per share data)
(Unaudited)
September 30, 2000

                                                                      Three Months Ended       Nine Months Ended
                                                                         September 30             September 30
                                                                      2000          1999       2000          1999
                                                                      --------------------------------------------
Net income allocated to common shareholders                           $  5,777   $  31,069   $   8,840   $  41,275
Adjustments to reconcile to
 Funds from Operations:
  Real estate depreciation and amortization                              8,302       8,022      25,003      23,443
  Amortization of costs for leases assumed                                 206         245         623         736
  Joint venture adjustments                                                865           -       2,590           -
  Adjustment for sale of operating property                             (8,302)    (48,125)     (3,834)    (52,482)
  Extraordinary loss on extinguishment debt                                857         829       1,265         829
  Minority interests                                                     4,689      22,499       7,062      29,247
                                                                      --------------------------------------------
Funds from Operations, including straight-line rental revenue           12,394      14,539      41,549      43,048

Straight line rental revenue                                            (2,289)       (635)     (6,875)     (1,845)
Straight line rental revenue from joint venture                           (158)          -        (474)          -
                                                                      --------------------------------------------
Funds from Operations, excluding straight-line rental revenue         $  9,947   $  13,904   $  34,200   $  41,203
                                                                      ============================================

Funds from Operations per common share of beneficial interest, including straight-line rental revenue:

  Basic                                                               $   0.47   $    0.56   $    1.58   $    1.68
                                                                      ============================================
  Diluted                                                             $   0.46   $    0.55   $    1.55   $    1.64
                                                                      --------------------------------------------

Funds from Operations per common share of beneficial interest, excluding straight-line rental revenue:

  Basic                                                               $   0.38   $    0.54   $    1.30   $    1.61
                                                                      ============================================
  Diluted 1,2                                                         $   0.38   $    0.53   $    1.29   $    1.57
                                                                      --------------------------------------------

Weighted average shares of beneficial interest:

  Basic                                                                 26,361      25,815      26,267      25,647
                                                                      ============================================
  Diluted                                                               28,560      27,933      28,394      27,712
                                                                      --------------------------------------------

(1) Assumes conversion of Series A Cumulative Convertible Preferred Shares into common stock and an add back to FFO of the related dividend of $786 and $787 for the three months ended September 30, 2000 and 1999 respectively.

(2) Assumes conversion of Series A Cumulative Convertible Preferred Shares into common stock and an add back to FFO of the related dividend of $2,360 and $2,317 for the nine months ended September 30, 2000 and 1999 respectively.


               Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
6                                 (NYSE: PGE)                            3Q 2000

Balance Sheet
September 30, 2000

                                                                                  September 30,
                                                                                       2000           December 31,
Assets                                                                             (Unaudited)            1999
                                                                                  --------------------------------
Real estate, at cost:
   Land                                                                           $     196,398       $    183,295
   Building and improvements                                                            939,078            928,567
   Tenant improvements                                                                   49,952             39,232
                                                                                  --------------------------------
                                                                                      1,185,428          1,151,094
   Accumulated depreciation                                                             (54,114)           (37,977)
                                                                                  --------------------------------
                                                                                      1,131,314          1,113,117
   Property under development                                                           152,167            125,724
   Property held for sale                                                                     -                  -
                                                                                      1,283,481          1,238,841
Mortgage note receivable                                                                      -             82,687
Cash and cash equivalents                                                                28,467             21,167
Tenant receivables                                                                        6,272             11,438
Restricted cash escrows                                                                  71,142             42,140
Deferred rent receivable                                                                 14,405              9,501
Deferred costs, net                                                                      26,381             26,901
Other                                                                                    16,781             11,500
                                                                                  --------------------------------
Total assets                                                                      $   1,446,929       $  1,444,175
                                                                                  ================================
Liabilities and Shareholders' Equity
Mortgage notes payable                                                            $     771,452       $    705,194
Credit facilities                                                                             -             19,527
Bonds payable                                                                            57,150             74,450
Accrued interest payable                                                                  4,810              3,508
Accrued real estate taxes                                                                30,694             40,689
Accounts payable and accrued expenses                                                    26,541             36,133
Liabilities for leases assumed                                                            2,525              3,235
Dividends payable                                                                         8,244              8,122
Other                                                                                    10,645             10,909
                                                                                  --------------------------------
Total liabilities                                                                       912,061            901,767
Minority interests:
   Operating Partnership                                                                160,293            168,070
   Other                                                                                  1,000              1,000
     Series A - Cumulative Convertible Preferred Shares, 2,000,000 shares                39,813             39,703
     designated, issued and outstanding at September 30, 2000 and
       December 31, 1999
Shareholders' equity:
   Preferred Shares, $0.01 par value; 30,000,000 shares authorized:
     Series B - Cumulative Redeemable Preferred Shares, 4,000,000 shares                     40                 40
       designated, issued and outstanding at September 30, 2000 and
       December 31, 1999
   Common Shares, $0.01 par value; 100,000,000 shares authorized:                           156                152
    15,302,223 and 15,189,438 shares issued and outstanding
    at September 30, 2000 and December 31, 1999, respectively
Additional paid-in capital                                                              328,181            321,357
Retained earnings                                                                         5,386             12,086
                                                                                  --------------------------------
Total shareholders' equity                                                              333,763            333,635
                                                                                  --------------------------------
                                                                                  --------------------------------
Total liabilities and shareholders' equity                                        $   1,446,929       $  1,444,175
                                                                                  ================================


                Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
7                                  (NYSE: PGE)                           3Q 2000

Funds from Operation

Using New NAREIT Definition

                                                                                Three Months
                                                                         Ended              Ended
                                                                      September 30         June 30,
                                                                          2000               2000
                                                                  -------------------------------------
Net Income Allocated to Common Shareholders                        $   5,777,000          $    (471,000)

FFO Adjustments
---------------
Real Estate Depreciation and Amortization                              8,302,000              8,495,000
Amortization of Costs for Leases Assumed                                 206,000                255,000
Joint Venture Adjustments                                                865,000                862,000
Adjustment for sale of operating properties                           (8,302,000)             4,338,000
Minority Interests                                                     4,689,000                (47,000)
Extraordinary Loss                                                       857,000                408,000
                                                                  -------------------------------------

Basic Funds from Operations                                           12,394,000             13,840,000
Convertible Preferred Share Distributions                                786,000                787,000
                                                                  -------------------------------------
Diluted Funds from Operations                                      $  13,180,000          $  14,627,000
                                                                  =====================================

Weighted Average Shares
-----------------------
Common Shares Outstanding                                             15,542,616             15,286,478
Operating Partnership Units Outstanding                               10,817,911             11,086,705
                                                                  -------------------------------------
Weighted Average Shares-Basic                                         26,360,527             26,373,183

Convertible Preferred Shares Outstanding                               2,000,000              2,000,000
Effect of Diluted Securities-Employee Stock Options                      199,269                143,889
                                                                  -------------------------------------
Weighted Average Shares - Diluted                                     28,559,796             28,517,072
                                                                  =====================================

Basic Funds from Operations per Share                              $        0.47          $        0.52
Diluted Funds from Operations per Share                            $        0.46          $        0.51


                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
8                               (NYSE: PGE)                              3Q 2000

Same Property Analysis

September 30, 2000

                                       Three Months Ended September 30,                   Nine Months Ended September 30,
                                           2000          1999        % Change                 2000        1999        % Change
                                       --------------------------------------             ------------------------------------
Number of Properties                        48            48                                   45          45


REVENUE:
Minimum Rents                           $ 20,916,430  $ 19,995,121       4.61%             $ 57,085,013  $ 53,772,812     6.16%
Recoveries from Tenants                   10,373,487     7,228,531      43.51%               28,626,066    23,613,606    21.23%
Other Income                               1,146,452     2,187,685     -47.60%                3,549,553     4,227,614   -16.04%
                                       --------------------------------------             ------------------------------------
                                          32,436,369    29,411,337      10.29%               89,260,632    81,614,031     9.37%

EXPENSES:
Property Operating                         9,299,055     9,388,656      -0.95%               23,999,027    22,364,291     7.31%
Real Estate Taxes                          5,899,954     4,364,373      35.18%               17,663,168    15,550,856    13.58%
Other Expenses                               517,917       172,437     200.35%                1,697,568       658,422   157.82%
                                       --------------------------------------             ------------------------------------
                                          15,716,926    13,925,466      12.86%               43,359,764    38,573,569    12.41%

                                       --------------------------------------             ------------------------------------
NET OPERATING INCOME                    $ 16,719,444  $ 15,485,871       7.97%             $ 45,900,869  $ 43,040,462     6.65%
                                       ======================================             ====================================

                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
9                               (NYSE: PGE)                              3Q 2000

Leasing Activity Analysis
September 30, 2000

                    ----------------------------------------------------------------------------------------------------------------
                       06/30/00    09/30/00                                     09/30/00  Number   SF of   Number           06/30/00
3RD QTR NEW              Net         Net     06/30/00   06/30/00     09/30/00   Occupied of Move    Move   of New SF of New Leased
LEASING                Rentable    Rentable   Leased SF Occupied SF Leased SF         SF    Outs    Outs   Leases   Leasing       %
                    ----------------------------------------------------------------------------------------------------------------
Downtown Office**     5,534,408   5,537,105   5,322,701 5,044,191   5,329,419   5,286,586    9     36,844   31     88,913   96.2%
Suburban Office       3,355,790   3,359,947   3,234,892 3,113,701   3,235,522   3,192,133    4     11,593   17     70,696   96.4%
                    ----------------------------------------------------------------------------------------------------------------
Total Office          8,890,198   8,897,052   8,557,593 8,157,892   8,564,941   8,478,719   13     48,437   48    159,609   96.3%

Industrial            5,372,112   4,187,030   4,893,613 4,615,236   3,903,924   3,584,851    4     86,329    4    346,408   91.1%
                    ----------------------------------------------------------------------------------------------------------------
Total Portfolio      14,262,310  13,084,082  13,451,206 12,773,128 12,468,861  12,063,570   17    134,766   52    506,017   94.3%
                    ================================================================================================================

                   -------------------------------
                   06/30/00            09/30/00
3RD QTR NEW        Occupied  09/30/00  Occupied
LEASING               %      Leased %     %
                   ------------------------------

Downtown Office**    91.1%    96.2%      95.5%
Suburban Office      92.8%    96.3%      95.0%
                    ------------------------------
Total Office         91.8%    96.3%      95.3%

Industrial           85.9%    93.2%      85.6%
                   ------------------------------
Total Portfolio      89.6%    95.3%      92.2%
                   ==============================

                    ----------------------------------------------------------------------------------------------------------------
                      01/01/00    09/30/00                                     09/30/00    Number    SF of  Number          01/01/00
                         Net         Net      01/01/00    01/01/00  09/30/00   Occupied   of Move     Move  of New SF of New Leased
YTD NEW  LEASING      Rentable    Rentable   Leased SF Occupied SF Leased SF         SF     Outs      Outs  Leases  Leasing    %
                    ----------------------------------------------------------------------------------------------------------------
Downtown Office *     6,170,199   5,537,105   5,637,018  5,546,617  5,329,419  5,286,586   26    75,918     59    231,565     91.4%
Suburban Office       3,608,127   3,359,947   3,407,719  3,256,823  3,235,522  3,192,133   39   249,474     79    465,740     94.4%
                    ----------------------------------------------------------------------------------------------------------------
Total Office          9,778,326   8,897,052   9,044,737  8,803,440  8,564,941  8,478,719   65   325,392    138    697,305     92.5%

Industrial            5,252,112   4,187,030   4,444,779  4,444,779  3,903,924  3,584,851    5   152,133      7    634,716     84.6%
                    ----------------------------------------------------------------------------------------------------------------
Total Portfolio      15,030,438  13,084,082  13,489,516 13,248,219 12,468,865 12,063,570   70   477,525    145  1,332,021     89.7%
                    ================================================================================================================

                  -------------------------------
                  01/01/00            09/30/00
YTD NEW           Occupied  09/30/00  Occupied
LEASING              %      Leased %     %
                  -------------------------------
Downtown Office *   89.9%   96.2%      95.5%
Suburban Office     90.3%   96.3%      95.0%
                  -------------------------------
Total Office        90.0%   96.3%      95.3%

Industrial          84.6%   93.2%      85.6%
                  -------------------------------
Total Portfolio     88.1%   95.3%      92.2%
                  ===============================

                  ---------------------------------------------------------------------------
3RD QTR                                   SF of                        Renewal        %
RENEWAL              Number of SF up for  Leases    Renewal    Old Net Net Rent    Increase
LEASING              Renewals  Renewal    Renewed  Percentage     Rent    Avg.     in Rent
                  ---------------------------------------------------------------------------
Downtown Office **       19       88,091   54,828      62.2%  $ 9.34 $  12.55     34.31%
Suburban Office          11       87,986   57,335      65.2%  $12.71 $  13.26      4.33%
                  ---------------------------------------------------------------------------
Total Office             30      176,077  112,163      63.7%  $11.06 $  12.91     16.71%

Industrial               2       319,531  317,988      99.5%  $ 2.48 $   3.01     21.36%
                  ---------------------------------------------------------------------------
Total Portfolio          32      495,608  430,151      86.8%  $ 4.72 $   5.59     18.52%
                  ===========================================================================

                  ---------------------------------------------------------------------------
                                            SF of                          Renewal           %
YTD RENEWAL           Number of SF up for   Leases      Renewal Old Net   Net Rent    Increase
LEASING                Renewals  Renewal   Renewed   Percentage    Rent       Avg.     in Rent
                  ---------------------------------------------------------------------------
Downtown Office **       36      168,196   107,379       63.8%   $10.26    $13.21       28.79%
Suburban Office          39      369,905   322,272       87.1%   $13.06    $14.87       13.87%
                  ---------------------------------------------------------------------------
Total Office             75      538,101   429,651       79.8%   $11.68    $13.66       16.97%

Industrial               6       666,554   531,194       79.7%   $ 2.89    $3.45        19.54%
                  ---------------------------------------------------------------------------
Total Portfolio          81    1,204,655   960,845       79.8%   $ 7.12    $8.37        17.54%
                  ===========================================================================

* 9/30/00 includes 180 North La Salle Street, excludes 122 North Michigan Ave. and 33 North Dearborn.
** 01/01/00 excludes 180 North La Salle Street, includes 122 North Michigan Ave. and 33 North Dearborn

                  Supplemental Financial and Operating Statistics
                             Prime Group Realty Trust
                                  (NYSE: PGE)                         3Q 2000

Office Lease Expiration Schedule
September 30, 2000

                       Office Lease Expiration Schedule
                       --------------------------------

                                                                          Average Annual
                                        Annual Base**                      Rent per Net         Net Rentable      Percentage of
                         Number of       Rent Under                        Rentable SF          Area Subject     Total Leased SF
      Year of Lease      Expiring         Expiring       Percentage of    Represented by        to Expiring      Represented by
        Expiration        Leases           Leases       Expiring Leases   Expiring Leases        Leases (SF)     Expiring Leases
---------------------------------------------------------------------------------------------------------------------------------
           2000             54        $  3,251,939          1.99%            $ 16.05                202,567           2.25%
           2001            166          16,917,450         10.38%            $ 15.91              1,063,523          11.82%
           2002            138          11,743,244          7.20%            $ 18.05                650,612           7.23%
           2003            149          12,393,292          7.60%            $ 16.32                759,178           8.44%
           2004            114          13,017,480          7.98%            $ 17.38                748,878           8.32%
           2005            102          12,771,156          7.83%            $ 15.12                844,902           9.39%
           2006             41          16,495,515         10.12%            $ 13.26              1,244,405          13.83%
           2007             32          32,342,201         19.84%            $ 26.26              1,231,427          13.69%
           2008             29           8,243,855          5.06%            $ 16.33                504,912           5.61%
           2009+            66          35,867,630         22.00%            $ 20.53              1,746,782          19.41%
           -----           ---        ------------        ------             -------              ---------         ------
     Total/Average         891        $163,043,762        100.00%            $ 18.12              8,997,186         100.00%
                                      ====================================================================================

**Does not include Month-To-Month leases

                        Percentage of Lease Expiration*

         25.00%

                                                                                   20.76%           20.01%
         20.00%

         15.00%

                             10.01%                                      10.46%
         10.00%                        8.08%
                                                        7.39%    7.04%
                     5.46%                     5.78%                                       5.01%
          5.00%


          0.00%

                     2000     2001     2002     2003     2004    2005     2006      2007   2008     2009+

                           Year of Lease Expiration

*Based upon Annual Base Rent



                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
11                           (NYSE: PGE)                                 3Q 2000

Industrial Lease Expiration Schedule
September 30, 2000

                     Industrial Lease Expiration Schedule
                     ------------------------------------

                                                                         Average Annual
                                     Annual Base**                        Rent per Net       Net Rentable     Percentage of
                        Number of     Rent Under                          Rentable SF        Area Subject    Total Leased SF
     Year of Lease      Expiring      Expiring         Percentage of     Represented by      to Expiring     Represented by
      Expiration         Leases        Leases         Expiring Leases    Expiring Leases     Leases (SF)     Expiring Leases
-------------------------------------------------------------------------------------------------------------------------------
         2000              13       $ 2,961,869           15.32%             $ 3.68             804,329           15.99%
         2001              11         1,701,612            8.80%             $ 4.67             364,396            7.25%
         2002               5           764,973            3.96%             $ 5.22             146,680            2.92%
         2003               5           690,500            3.57%             $ 6.14             112,499            2.24%
         2004              12         2,875,387           14.87%             $ 3.65             787,745           15.66%
         2005              10         2,108,138           10.90%             $ 3.65             577,618           11.48%
         2006              13         2,540,203           13.14%             $ 4.66             545,669           10.85%
         2007               5         1,008,201            5.22%             $ 4.25             237,417            4.72%
         2008               0                 -            0.00%             $ 0.00                   -            0.00%
         2009+             11         4,681,235           24.21%             $ 3.22           1,453,206           28.89%
         -----             --       -----------          ------              ------           ---------          ------
     Total/Average         85       $19,332,118          100.00%             $ 3.84           5,029,559          100.00%
                                    ===========================                               =========================

**Does not include Month-To-Month leases

                        Percentage of Lease Expiration*

        30.00%

                                                                                               24.37%

        25.00%

                                          21.56%

        20.00%

                                                                      14.62%

        15.00%    13.47%

                                                             8.63%

        10.00%

                            5.90%   6.52%
         5.00%                                      3.45%
                                                                                 1.47%    0.00%
         0.00%

                   2000      2001   2002    2003    2004       2005     2006     2007     2008    2009+

                           Year of Lease Expiration

* Based upon Annual Base Rent





                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
12                                (NYSE: PGE)                            3Q 2000

Same Store Analysis
September 30, 2000

                                                9/30/2000 vs. 9/30/1999

                                 Building Size  SF Leased   SF Leased     % Leased    % Leased
                                     (SF)       9/30/2000   9/30/1999     9/30/2000   9/30/1999
                                ---------------------------------------------------------------
Enterprise Center II                 169,435      28,978      28,978        17.1%         17.1%
Enterprise Center III                291,550     291,550     291,550       100.0%        100.0%
Enterprise Center IV                  87,483      85,799      85,799        98.1%         98.1%
Enterprise Center EC                  54,070      40,000      40,000        74.0%         74.0%
Enterprise Center V                  196,475     196,475     196,475       100.0%        100.0%
Enterprise Center VI                 250,266     248,255     248,255        99.2%         99.2%
HEC                                   76,821      69,825      69,825        90.9%         90.9%
Enterprise Center VII                462,131     462,131     223,266       100.0%         48.3%
Enterprise Center VIII               242,199     242,199           -       100.0%          0.0%
Enterprise Center IX                 156,996     156,996     156,996       100.0%        100.0%
Enterprise Center X                  172,945     169,832     169,832        98.2%         98.2%
Arlington I-III                      304,506     304,506     304,506       100.0%        100.0%
342 Carol                             67,935      67,935      67,935       100.0%        100.0%
343 Carol                             30,084      30,084      30,084       100.0%        100.0%
370 Carol                             60,290      60,290      60,290       100.0%        100.0%
388 Carol                             40,920      40,920      40,290       100.0%         98.5%
200 Fullerton                         66,254      66,254      66,254       100.0%        100.0%
350 Randy                             25,200      18,900      25,200        75.0%        100.0%
550 Kehoe                             44,575      44,575      44,575       100.0%        100.0%
4160 Madison                          79,532      79,532      79,532       100.0%        100.0%
4211 Madison                          90,344      90,344      90,344       100.0%        100.0%
4300 Madison                         127,129     115,257     127,129        90.7%        100.0%
1051 Kirk Road                       120,004     120,004     120,004       100.0%        100.0%
1401 S. Jefferson                     17,265      17,265      17,265       100.0%        100.0%
11039 Gage                            21,935      21,935      21,935       100.0%        100.0%
11045 Gage                           136,600     136,600     136,600       100.0%        100.0%
                                --------------------------------------------------------------
Industrial Property Totals         3,392,944   3,206,441   2,742,919        94.5%         80.8%
# of Industrial Properties: 26


33 Monroe                            848,638     843,395     834,281        99.4%         98.3%
208 S. LaSalle                       867,878     825,754     824,551        95.1%         95.0%
National City Center                 766,965     757,510     754,449        98.8%         98.4%
2000 York                            199,711     199,711     199,711       100.0%        100.0%
2100 Swift                            58,000      58,000      58,000       100.0%        100.0%
4100 Madison                          24,655      13,823      10,670        56.1%         43.3%
6400 Shafer                          168,248     163,551     164,958        97.2%         98.0%
Atrium                                65,273      64,495      65,273        98.8%        100.0%
Citibank                             105,602     105,602     105,602       100.0%        100.0%
Commerce Point                       236,642     218,073     224,750        92.2%         95.0%
Continental Towers                   923,483     904,841     893,502        98.0%         96.8%
Narco River                           65,407      59,968      56,666        91.7%         86.6%
Narco Tower                           50,400      50,400      50,400       100.0%        100.0%
Olympian                             172,625     171,699     144,789        99.5%         83.9%
Salt Creek                           100,984      90,534      91,647        89.7%         90.8%
Sun Annex                             25,199      24,096      25,199        95.6%        100.0%
Two Century Center                   219,370     219,842     156,478       100.2%         71.3%
Wauwatosa                            101,189      93,805      94,456        92.7%         93.3%
                                --------------------------------------------------------------
Office Properties Totals           5,308,240   4,865,099   5,042,277        91.7%         95.0%
# of Office Properties:  18
                                --------------------------------------------------------------
TOTALS                             8,701,184   8,071,540   7,785,196        92.8%         89.5%
                                ==============================================================

Total # of Properties:   44

                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
13                                (NYSE: PGE)                            3Q 2000

Development and Recently Completed Development Projects
September 30, 2000

                                                        Total Project     Net Rentable
Development Projects:              Location                  Cost         Square Feet                   Status
----------------------------------------------------------------------------------------------------------------------------------
CBD Office
   Dearborn Center                 Chicago, IL          $    350,000,000   1,500,000    Leased 617,967 SF to Bank One Corporation
                                                                                        Leased 104,049 SF to Holland & Knight

Suburban Office
   Pine Meadows Building E         Libertyville, IL     $     13,300,000     91,000     Under Construction
        950 Technology Way

   Single Story Office Building    Aurora, IL           $      5,200,000     50,400     In design stage

Industrial

   320 Fullerton Avenue            Carol Stream, IL     $     12,600,000    263,208     Sold

   1455 Sequoia Drive              Aurora, IL           $      9,000,000    257,600     62% leased to Amurol Confection Company
                                                                                        (division of Wrigley)


Recently Completed Projects: (last 12 months)

CBD Office
   180 North LaSalle Street        Chicago, IL          $     21,500,000    770,191     Redeveloped from Class B to Class A
                                                                                        85.03% leased

Suburban Office
   Pine Meadows Building           Libertyville, IL     $     26,850,000    203,611     96.79% leased
   850, 860, 870, 1000
     Technology Way
Industrial
   2000 USG Drive                  Libertyville, IL     $      9,000,000    242,200     Sold

                 Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
14                               (NYSE: PGE)                            3Q 2000

Indebtedness Activity
Three months ended September 30, 2000

--------------------------
Indebtedness Retirement:
--------------------------
                                                                                       Loan
                              Amount                                         Interest  Term    Loan
Property                      Retired     Classification          Type         Rate    (yrs)  Maturity    Institution
------------------------------------------------------------------------------------------------------------------------------------
33 North Dearborn Street   $  18,000,000  Term Loan           Variable Rate   8.30%      2.0   1/31/01    Lehman Capital
122 South Michigan Street  $  14,000,000  Term Loan           Variable Rate   9.63%      5.0   5/21/04    GE Capital Corporation
475 Superior Avenue        $  10,811,500  Credit Facility     Variable Rate   8.58%      2.0   9/30/00    LaSalle Bank, N.A.
2000 USG Drive             $   7,190,000  Construction Loan   Variable Rate   8.54%      1.5    2/1/01    Corus Bank, N.A.
320 Fullerton Avenue       $   5,800,000  Term Loan           Variable Rate   8.54%      1.5    5/1/01    Corus Bank, N.A.
180 North LaSalle Street   $  20,000,000  Term Loan           Variable Rate   9.13%        3   7/11/00    Capital Company of America


--------------------
New Indebtedness:
--------------------

                              Original                                         Interest       Loan       Loan
Property                       Amount     Classification      Type               Rate       Term (yrs)  Maturity    Institution
-----------------------------------------------------------------------------------------------------------------------------------
180 North LaSalle Street   $  52,000,000   Bridge Loan    Hedged Variable Rate  9.94%        3.5         1/12/04   Greenwich Capital



------------------------------------
Subsequent Indebtedness Activity:
------------------------------------

                                                             Loan       New
Property                       Activity                      Proceeds   Lender              Status
--------                       --------                      ---------  ------              ------
Dearborn Center Land                                                    LaSalle Bank
33 West Monroe Street          5 year variable rate loan   $ 67,000,000 DGZ Dekabank        Closed
33 West Monroe Street          3 year variable rate loan     12,500,000 Fleet National Bank Closed
180 North LaSalle Street       3.5 year variable rate loan   52,000,000 Greenwich Capital   Closed
Jorie Plaza (800 Jorie Blvd)   10 year fixed rate loan       22,700,000 LaSalle Bank        Letter of Intent
6700 Touhy Avenue              10 year fixed rate loan        3,450,000 LaSalle Bank        Letter of Intent
Pine Meadows Office Bld.       10 year fixed rate loan       11,850,000 LaSalle Bank        Letter of Intent
                                                           ------------
                                                           $169,500,000

GE Distribution Center         Disposition                 $       -                        Sold
33 North Dearborn Street       Disposition                   18,000,000                     Sold
2000 USG Drive                 Disposition                    5,800,000                     Sold
320 Fullerton Avenue           Disposition                    7,200,000                     Sold
122 South Michigan Avenue      Disposition                   14,000,000                     Sold
                                                           ------------
                                                           $ 45,000,000




Property                       Comment
--------                       -------
Dearborn Center Land           To be replaced with construction loan which matures 10/31/03
33 West Monroe Street          Closed on NOV 15 00 on new loan which matures 11/15/03
33 West Monroe Street          Closed on NOV 15 00 on new loan which matures 11/15/05
180 North LaSalle Street       Replaced with loan which matures 1/12/04
Jorie Plaza (800 Jorie Blvd)   Close NOV 15 00 on Fixed Rate Conversion which matures 11/15/10
6700 Touhy Avenue              Close DEC 15 00 on Fixed Rate Conversion which matures 12/15/10
Pine Meadows Office Bld.       Close DEC 15 00 on Fixed Rate Conversion which matures 12/15/10

GE Distribution Center         Sold
33 North Dearborn Street       Sold
2000 USG Drive                 Sold
320 Fullerton Avenue           Sold
122 South Michigan Avenue      Sold

                Supplemental Financial and Operating Statistics
                           Prime Group Reality Trust
15                                (NYSE: PGE)                            3Q 2000

Capital Events
Third Quarter ending September 30, 2000

                                                  Net        Acquisition
                                                Rentable    Cost / Sales      Mortgage                                  Month
                                                 Square      Price ( In      Debt (In    Annualized    Capitalization   Acquired /
Property                       Location           Feet        Millions)      Millions)       NOI            Rate          Sold
----------------------------------------------------------------------------------------------------------------------------------
Acquisitions
Office:                                                -               -

Industrial:                                            -               -

Dispositions
Office:
  122 South Michigan Ave.      Chicago, IL       401,494    $ 29,900,000     $ 14,000,000     3,409,000      11.40%      August
  33 North Dearborn St.        Chicago, IL       350,000      35,200,000       18,000,000     3,128,000       8.89%     September

  Total

Industrial:
  475 Superior Avenue          Munster, IN       450,000    $ 12,600,000       10,000,000     1,365,000      10.83%     September
  2000 USG Drive               Libertyville, IL  242,200      11,200,000        5,800,000       980,000       8.75%     September
  320 Fullerton Avenue         Carol Stream, IL  263,208      13,000,000        7,100,000     1,137,500       8.75%     September

                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
16                            (NYSE: PGE)                                3Q 2000

   Market Capitalization
   September 30, 2000

   Common Equity
   -------------
   Common Shares Outstanding                                                  15,575,878
   Operating Partnership Units                                                10,769,879
   ---------------------------                                               -----------
   Total Shares & Units                                                       26,345,757
               X

   PGE Share Price (1)                                                    $        15.75
   -------------------                                                    --------------
   Common Equity Market Cap                                               $  414,945,673

                                                                                             Cumulative
   Preferred Stock                                                                             Coupon
   ---------------                                                                             -------
   Series A Convertible Preferred                                             40,000,000         7.50%
   Series B Cumulative Redeemable Preferred                                  100,000,000         9.00%
                                                                          --------------
   Total Preferred                                                           140,000,000
                                                                          --------------
   Total Equity Market Capitalization                                     $  554,945,673
                                                                          ==============
   Weighted Average Preferred Coupon                                                8.57%
                                                                          ==============

                                                                                              Weighted
                                                                             Principal        Average
   Indebtedness                                                             Outstanding     Interest Rate
   ------------                                                           --------------   --------------

   Secured Debt                                                              828,601,731
                                                                          --------------
   Total Debt                                                             $  828,601,731         8.22%
                                                                          ==============

   Weighted average interest rate includes the effect of the interest rate swap

   Variable /Fixed Rate Breakdown
   Fixed Rate Debt                                                        $  358,576,460        43.27%
   Variable Rate Debt                                                        470,025,271        56.73%
                                                                          --------------
                                                                          $  828,601,731
                                                                          ==============

   (1) Price as of 9/30/00

                     Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
17                              (NYSE: PGE)                             3Q 2000

Indebtedness Schedule
September 30, 2000

                                                                                         Interest        Loan       Maturity
Lender                                  Portfolio or Property                              Rate       Term (yrs)      Date
------                                  ---------------------                              ----       ----------      ----
Fixed Rate Debt:
Deutsche Banc BT Alex. Brown            33 West Monroe Street                             15.00%          0.5       9/29/2000
New York Life                           National City Center (1900 East 9th Street)        8.37%          2.0       4/10/2001
CIGNA                                   Continental Towers (1701 Golf Road)                7.22%          7.0        1/5/2013
Capital Company of America              Commerce Point (3800 North Wilke Road)             7.07%         10.0       3/11/2008
CIBC Oppenheimer                        Nardi Industrial                                   7.17%         10.0        5/1/2008
Capital Company of America              Citibank Building (1699 East Woodfield Road)       7.18%         10.0       5/11/2008
Capital Company of America              2100 Swift Drive                                   7.19%         10.0       5/11/2008
Capital Company of America              6400 Shafer Court                                  7.09%         10.0       6/11/2008
Capital Company of America              Two Century Center (1700 East Golf Road)           7.37%         10.0      11/11/2008
Capital Company of America              Oakbrook Business Center                           7.37%         10.0      11/11/2008
                                             (2000 York Road)
CIBC Oppenheimer                        Narco River Business Center                        8.68%         10.0       12/1/2009
                                             (1600 167th Street)
Deutsche Banc BT Alex. Brown            IBM Plaza (330 North Wabash Avenue)               11.75%          2.0       2/23/2002
Deutsche Banc Mortgage Capital          Brush Hill Office Courte                           8.76%         10.0        1/1/2010
                                             (740 Pasquilleni Drive)
Greenwich Capital                       7100 South Madison                                 8.44%         10.0       4/27/2010
Capital Company of America              208 South LaSalle Street                           7.79%         15.0       4/11/2013

Total Fixed Rate Debt


Hedged Variable Rate Debt:
Deutsche Banc BT Alex. Brown            33 West Monroe Street                              8.78%          3.0       1/31/2002
Westdeutsche ImmobilienBank             IBM Plaza (330 North Wabash Avenue)                8.00%          3.0      12/31/2002
Greenwich Capital                       180 North LaSalle Street                           9.94%          3.5       1/12/2004

Total Hedged Variable Rate Debt


Variable Rate Debt:
LaSalle Bank Credit Facility            GE Distribution Center                                -             -               -
                                             (475 Superior Avenue)
LaSalle Bank                            Dearborn Center Land                               8.63%          2.0        9/1/2000
                                             (Dearborn, Adams, State)
Corus Bank                              Monroe/Wacker Land                                10.00%          0.8        5/1/2001
Corus Bank                              Enterprise Office II (2305 Enterprise Drive)       9.38%          1.0        2/1/2001
Lehman Brothers                         33 North Dearborn Street                              -             -               -
Corus Bank                              Pine Meadows Single-Story                          9.00%          1.5        2/1/2001
Corus Bank                              2000 USG Drive                                        -             -               -
Corus Bank                              320 Fullerton Avenue (Kimberly)                    9.00%          1.5        5/1/2001
Corus Bank                              Monroe/Wacker Land                                10.00%          2.3       11/1/2001
LaSalle Bank                            1455 Sequoia Drive (Amurol)                        8.88%          2.0       6/13/2002
Capital Company of America              180 North LaSalle Street                              -             -               -
Bank United                             Jorie Plaza (800 Jorie Boulevard)                  8.63%          3.0       8/31/2002
Corus Bank                              43-47 Hintz Road                                   9.00%          3.0       9/30/2002
GE Capital Corporation                  122 South Michigan Avenue                             -             -               -
LaSalle Bank                            6700 Touhy                                         8.88%          1.0       3/28/2001
LaSalle Bank                            555 Kirk Road and 1543 Abbott Drive                8.88%          1.0       4/18/2001
LaSalle Bank                            Pine Meadows Three Story                           8.88%          1.0       4/21/2001
Corus Bank                              Pine Meadows Three Story-                             -             -               -
                                              Construction Loan
LaSalle Bank                            Enterprise Office I                                8.93%          1.0       5/17/2001
LaSalle Bank                            Salt Creek and Sun Annex                           8.95%          1.0       6/30/2001
Fleet National Bank                     National City Center (1900 East 9th Street)       12.63%          3.0       6/30/2003
TN Industrial Development               Tennessee Portfolio                                6.25%         17.0       12/1/2014
     Revenue Bonds
Chicago Industrial Development          Enterprise VII - Enterprise X                      5.60%         25.0        6/1/2022
     Revenue Bonds
IN Industrial Development               Enterprise I - Enterprise VI                       5.60%         25.0        6/1/2022
     Revenue Bonds
Bank Boston Credit Facility             Various                                               -             -               -
CIBC Oppenheimer                        National City Center                                  -             -               -

Total Variable Rate Debt


Total Debt

                                                                                                                         Extension
Lender                               Portfolio or Property                                   09/30/00       09/30/99      Option
------                               ---------------------                                   --------       --------      ------
Fixed Rate Debt:
Deutsche Banc BT Alex. Brown         33 West Monroe Street                                 $ 12,500,000              -
New York Life                        National City Center (1900 East 9th Street)             59,489,113   $ 62,005,660
CIGNA                                Continental Towers (1701 Golf Road)                     72,282,270     73,503,098
Capital Company of America           Commerce Point (3800 North Wilke Road)                  19,356,685     19,620,483   11/11/2008
CIBC Oppenheimer                     Nardi Industrial                                        46,008,946     46,454,569
Capital Company of America           Citibank Building (1699 East Woodfield Road)             8,518,505      8,633,829
Capital Company of America           2100 Swift Drive                                         5,050,369      5,117,446
Capital Company of America           6400 Shafer Court                                       13,931,353     14,125,212
Capital Company of America           Two Century Center (1700 East Golf Road)                20,030,594     20,292,285
Capital Company of America           Oakbrook Business Center                                11,725,226     11,878,410
                                          (2000 York Road)
CIBC Oppenheimer                     Narco River Business Center                              2,779,052              -
                                          (1600 167th Street)
Deutsche Banc BT Alex. Brown         IBM Plaza (330 North Wabash Avenue)                     30,000,000              - One one-year
Deutsche Banc Mortgage Capital       Brush Hill Office Courte                                 8,169,470              -
                                          (740 Pasquilleni Drive)
Greenwich Capital                    7100 South Madison                                       3,899,785              -
Capital Company of America           208 South LaSalle Street                                44,835,093     45,254,902
                                                                                    -----------------------------------
Total Fixed Rate Debt                                                                       358,576,460    306,885,894
                                                                                    -----------------------------------

Hedged Variable Rate Debt:
Deutsche Banc BT Alex. Brown         33 West Monroe Street                                   65,000,000     65,000,000 Two one-year
Westdeutsche ImmobilienBank          IBM Plaza (330 North Wabash Avenue)                    158,000,000              - Two one-year
Greenwich Capital                    180 North LaSalle Street                                52,000,000              -
                                                                                    -----------------------------------
Total Hedged Variable Rate Debt                                                             275,000,000     65,000,000
                                                                                    -----------------------------------

Variable Rate Debt:
LaSalle Bank Credit Facility         GE Distribution Center                                           -     10,000,000
                                          (475 Superior Avenue)
LaSalle Bank                         Dearborn Center Land                                    13,500,000     13,500,000
                                          (Dearborn, Adams, State)
Corus Bank                           Monroe/Wacker Land                                      24,000,000     24,000,000 One one-year
Corus Bank                           Enterprise Office II (2305 Enterprise Drive)             5,450,000              -
Lehman Brothers                      33 North Dearborn Street                                         -     18,000,000
Corus Bank                           Pine Meadows Single-Story                                7,951,869      2,898,712
Corus Bank                           2000 USG Drive                                                   -      4,361,566
Corus Bank                           320 Fullerton Avenue (Kimberly)                                  -              -
Corus Bank                           Monroe/Wacker Land                                       4,000,000      4,000,000
LaSalle Bank                         1455 Sequoia Drive (Amurol)                              4,898,481              -
Capital Company of America           180 North LaSalle Street                                         -     20,000,000
Bank United                          Jorie Plaza (800 Jorie Boulevard)                       20,690,476     21,000,000 One two-year
Corus Bank                           43-47 Hintz Road                                         5,780,000      6,000,000
GE Capital Corporation               122 South Michigan Avenue                                        -     14,000,000
LaSalle Bank                         6700 Touhy                                               2,918,533              -       **
LaSalle Bank                         555 Kirk Road and 1543 Abbott Drive                      2,318,667              -       **
LaSalle Bank                         Pine Meadows Three Story                                11,346,664              -       **
Corus Bank                           Pine Meadows Three Story-                                        -      2,659,559
                                           Construction Loan
LaSalle Bank                         Enterprise Office I                                      7,622,951              -       **
LaSalle Bank                         Salt Creek and Sun Annex                                 7,397,629              -       **
Fleet National Bank                  National City Center (1900 East 9th Street)             20,000,000              -
TN Industrial Development            Tennessee Portfolio                                      9,000,000     26,300,000
     Revenue Bonds
Chicago Industrial Development       Enterprise VII - Enterprise X                           23,250,000     23,250,000
     Revenue Bonds
IN Industrial Development            Enterprise I - Enterprise VI                            24,900,000     24,900,000
     Revenue Bonds
Bank Boston Credit Facility          Various                                                          -      5,636,768
CIBC Oppenheimer                     National City Center                                             -     10,000,000
                                                                                    -----------------------------------
Total Variable Rate Debt                                                                    195,025,271    230,506,605
                                                                                    -----------------------------------

Total Debt                                                                                 $828,601,731   $602,392,409*
                                                                                    ===================================

 *Excludes capital lease of $1.2 million which was included in mortgage payables as of 9/30/99 and was subsequently reclassed to other liabilities.
** Converts to a fixed rate ten-year maturity

                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
18                                (NYSE: PGE)                            3Q 2000

Indebtedness Allocation as of September 30, 2000

                                        Non-Hedged Variable
                                               Rate
                 Low Floater IDRBs             16.6%                Fixed Rate
                      6.9%                                             43.3%


            Hedged Variable Rate 33.2%




     Fixed Rate          Hedged Variable     Low Floater     Non-Hedged
                              Rate              IDRBs       Variable Rate
     $358,576,460          $275,000,000      $57,150,000    $137,875,271



               Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
19                                (NYSE: PGE)                            3Q 2000

Interest Rate Hedge Agreements
September 30, 2000

                                  Type of                        Notional         Floating      Financial      Trade       Effective
Counterparty                       Hedge        Strike            Amount           Index       Institution      Date         Date
------------------------------------------------------------------------------------------------------------------------------------
33 West Monroe LLC                Collar      7.5%-3.73%      $ 65,000,000      1 Mo. LIBOR        CIBC      01/28/99      01/31/99

330 North Wabash                    Swap          6.300%      $160,000,000      1 Mo. LIBOR      Morgan      12/09/99      12/10/99
   Avenue

Prime Group Realty LP                Cap          8.000%      $ 70,000,000      1 Mo. LIBOR        SBCM      03/20/00      03/20/00

Prime Group Realty LP                Cap           7.25%      $ 52,000,000      1 Mo. LIBOR        SBCM      07/10/00      07/11/00
   (180 North LaSalle)

                                       Value        Maturity     Total    Years     Years    Intrinsic         Time          Value
Counterparty                            Date          Date       Years   Elapsed   Remain      Value          Value        9/29/2000
------------------------------------------------------------------------------------------------------------------------------------

33 West Monroe LLC                    09/29/00      01/31/02      3.0      1.7      1.3      $       -      $ 22,000      $  22,000

330 North Wabash                      09/29/00      12/10/02      3.0      0.8      2.2      $ 584,000      $      -      $ 584,000
   Avenue

Prime Group Realty LP                 09/29/00      11/17/00      0.7      0.5      0.1      $       -      $      -      $       -

Prime Group Realty LP                 09/29/00      08/01/01      1.1      0.2      0.8      $       -      $  6,000      $   6,000
   (180 North LaSalle)

                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
20                                (NYSE: PGE)                            3Q 2000

Indebtedness Maturities Split between Scheduled Amortization and
Scheduled Maturities
September 30, 2000

                                                                                                                    Cumulative
                                  Scheduled                                      Total             Percentage        Percentage
                                 Amortization          Scheduled               Scheduled            of Debt           of Debt
          Year                     Payments            Maturities              Maturities           Maturing          Maturing
     -----------              ----------------    -------------------     -------------------    --------------    --------------
   9/1/00-12/31/00             $    3,487,659      $      26,000,000       $      29,487,659         3.6%              3.6%
          2001                      8,479,644            179,256,951             187,736,595        22.7%              26.2%
          2002                      4,363,589            277,801,572             282,165,161        34.1%              60.3%
          2003                      4,180,209             20,000,000              24,180,209         2.9%              63.2%
          2004                      4,462,418             52,000,000              56,462,418         6.8%              70.0%
          2005+                    26,706,236            221,863,453             248,569,689        30.0%             100.0%
     TOTAL                     $   51,679,755      $     776,921,976       $     828,601,731        100.0%            100.0%


                        Percentage of Debt Maturing

9/1/00-12/31/00  2001  2002  2003  2004  2005+
     3.6%        22.7  34.1   2.9   6.8  30.0

                        Cumulative Percentage of Debt Maturing

9/1/00-12/31/00  2001  2002  2003  2004   2005
     3.6%        26.2  60.3  63.2  70.0  100.0%

           Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
21                              (NYSE: PGE)                           3Q 2000

Total Office and Industrial Properties and Square Feet Owned and Under Contract September 30, 2000

--------------------------
TOTAL PROPERTIES OWNED:
--------------------------

Office Properties                                                  Amount
Owned                                                                27
                                                               -------------

Total Office Owned                                                   27  *
                                                               -------------

Industrial Properties
Owned                                                                30

Under Construction
               1455 Sequoia, Aurora, IL (Amurol)                      1
                                                               -------------

Total Industrial Owned                                               31
                                                               -------------


Total Office and Industrial Owned                                    58
                                                               --------------
--------------------------------
TOTAL SQUARE FEET OWNED:
--------------------------------
Office                                                            Square Feet
Total CBD Office Owned                                            5,544,000 *

Total Suburban Office Owned                                       3,400,000
                                                               -------------

Total Office Owned                                                8,944,000
                                                                ------------
Industrial
Total Warehouse/Distribution Industrial Owned                     2,000,000

Under Construction:
               1455 Sequoia, Aurora, IL (Amurol)                    161,000
                                                               -------------

Total Warehouse/Distribution Industrial Owned                     2,000,000

Total Crane Industrial Owned                                      2,200,000
                                                               -------------

Total Industrial Owned                                            4,200,000
                                                               -------------

Total Office and Industrial Owned                                13,144,000 *
                                                                =============

*Includes a 50% Joint Venture interest in 77 West Wacker Drive



                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
22                                (NYSE: PGE)                            3Q 2000

Property Summary
September 30, 2000

                                                                           Gross Leasable Area          Annualized Base Rent
                                                                        --------------------------   --------------------------
                                                                              Square                                Annual Base
                                                  Rentable     Year Built/   Footage    % Leased as  Annualized      Rent per
                                 City             Square Feet   Renovated     Leased     of 9/30/00   Base Rent     Square Foot
                                 ----             -----------   --------      ------     ----------   ---------     -----------
CBD Office Properties
---------------------
180 North LaSalle Street       Chicago, IL          769,384       1999         662,967      86.2%     $ 8,140,312.68    $12.28
208 South LaSalle Street       Chicago, IL          835,229    1914/1956/      825,754      98.9%     $12,278,453.52    $14.87
                                                               1982/1991

33 West Monroe Street          Chicago, IL          846,759       1980         843,395      99.6%     $13,630,924.20    $16.16
77 West Wacker Drive           Chicago, IL          944,556       1992         942,434      99.8%     $24,651,750.36    $26.16
IBM Plaza                      Chicago, IL        1,350,660       1971       1,297,359      96.1%     $17,238,529.92    $13.29
National City Center           Cleveland, OH        766,965       1980         757,510      98.8%     $10,801,819.68    $14.26

Suburban Office Properties
--------------------------
2000 York Road                 Oak Brook, IL        200,045    1960/1986       199,711      99.8%     $ 2,138,384.28    $10.71
2100 Swift                     Oak Brook, IL         58,000    1985/1991        58,000     100.0%     $   832,299.96    $14.35
4100 Madison                   Hillside, IL          24,551       1978          13,823      56.3%     $    91,303.44    $ 6.61
6400 Shafer Court              Rosemont, IL         164,958    1980/1990       163,551      99.1%     $ 2,174,400.24    $13.29
7100 Madison Avenue            Willowbrook, IL       50,157                     50,157     100.0%     $   514,848.00    $10.26
Atrium Building                Naperville, IL        65,273       1979          64,495      98.8%     $ 1,048,269.96    $16.25
Brush Hill Office Court        Westmont, IL         109,865       1986         108,700      98.9%     $ 1,226,474.26    $11.28
Centre Square I                Knoxville, TN         93,711       1988          78,970      84.3%     $ 1,273,712.88    $16.13
Citibank Building              Schaumburg, IL       105,602       1979         105,602     100.0%     $ 1,998,179.40    $18.92
Commerce Point Combined        Arlington Hts, IL    236,642    1987/1989       218,073      92.2%     $ 3,220,963.08    $14.77
Continental Towers             Rolling Meadows, I   928,766  1977/1979/1981    904,841      97.4%     $10,439,806.68    $11.54
Enterprise Center              Westchester, IL      129,574       1987         129,574     100.0%     $ 1,555,291.92    $12.00
Enterprise Center II           Westchester, IL       62,580                     62,580     100.0%     $   841,474.56    $13.45
Jorie Plaza                    Oak Brook, IL        190,829    1961/1992       170,025      89.1%     $ 2,828,692.80    $16.64
Narco River Business Center    Calumet City, IL      65,394       1981          59,968      91.7%     $   785,318.64    $13.10
Narco Tower Road               Schaumburg, IL        50,400       1992          50,400     100.0%     $   563,100.00    $11.17
Olympian Office Center         Lisle, IL            167,756       1989         171,699     102.4%     $ 2,539,379.28    $14.79
Pine Meadows Corporate Center  Libertyville, IL     203,611       1999         197,076      97.0%     $ 2,663,948.64    $13.52
Salt Creek/Sun Annex           Schaumburg, IL       125,398    1979/1986       114,630      91.4%     $ 1,216,750.20    $10.61
Two Century Centre             Schaumburg, IL       217,960       1989         219,842     100.9%     $ 2,310,941.16    $10.51
Wauwatosa                      Wauwatosa, WI        104,031       1979          93,805      90.2%     $ 1,326,250.32    $14.14
                                                 ----------                ------------------------
Total Office Owned:                               8,868,656                  8,564,941      96.6%
                                                 ----------                ------------------------

                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
23                                (NYSE: PGE)                            3Q 2000

September 30, 2000

                                                                                   Gross Leasable Area        Annualized Base Rent
                                                                                  ----------------------    ------------------------
                                                                                  Square                                 Annual Base
                                                        Rentable   Year Built/    Footage    % Leased as     Annualized   Rent per
                                       City           Square Feet  Renovated      Leased     of 9/30/00       Base Rent  Square Foot
                                       ----           -----------  -----------    -------    -----------     ----------  -----------
Warehouse/Distribution Prop.
----------------------------
1401 South Jefferson Street       Chicago, IL            17,265    1965/1985       17,265      100.0%        $96,917.04    $ 5.61
1543 Abbott Drive                 Wheeling, IL           43,930                    43,930      100.0%       $953,562.24    $21.71
350 Randy Road                    Carol Stream, IL       25,200       1974         18,900       75.0%       $104,552.28    $ 5.53
43-47 Hintz Road                  Wheeling, IL          310,156    1961/1990      310,156      100.0%       $976,991.40    $ 3.15
550 Kehoe Boulevard               Carol Stream, IL       44,575       1997         44,575      100.0%       $312,649.44    $ 7.01
555 Kirk Road                     St. Charles, IL        62,400                    62,400      100.0%       $331,193.04    $ 5.31
6700 Touhy Avenue                 Niles, IL             120,000                   120,000      100.0%       $506,371.92    $ 4.22
Arlington Heights Combined        Arlington Hts, IL     304,506       1978        304,506      100.0%     $1,015,306.32    $ 3.33
Madison Group                     Batavia, IL           120,004       1990        120,004      100.0%             $0.00    $ 0.00
Madison Group 200                 Carol Stream, IL       66,254    1968/1995       66,254      100.0%       $289,590.12    $ 4.37
Madison Group 90                  Hillside, IL           90,344    1977/1992       90,344      100.0%       $358,788.96    $ 3.97
Narco 4300 Associates             Hillside, IL          127,129       1980        115,257       90.7%       $593,452.80    $ 5.15
Narco Elmhurst - 343 Carol Lane   Elmhurst, IL           30,084       1989         30,084      100.0%       $197,351.04    $ 6.56
Narco Elmhurst - 370 Carol Lane   Elmhurst, IL           60,290    1977/1994       60,290      100.0%       $271,673.16    $ 4.51
Narco Elmhurst - 388 Carol Lane   Elmhurst, IL           40,920       1979         40,920      100.0%       $216,227.40    $ 5.28
Narco Elmhurst-342-46 Carol Lane  Elmhurst, IL           67,935       1989         67,935      100.0%       $334,530.00    $ 4.92
Narco Hillside-4160-70 Madison    Hillside, IL           79,532    1974/1994       79,532      100.0%       $414,643.20    $ 5.21
Tri-State Industrial-11039 Gage   Franklin Park, IL      21,935    1965/1993       21,935      100.0%       $109,680.00    $ 5.00
Tri-State Industrial-11045 Gage   Franklin Park, IL     136,600    1970/1992      136,600      100.0%       $571,349.88    $ 4.18

Crane Properties
----------------

Enterprise Center VII- A,P        Chicago, IL           459,684   1916/1991-96    462,131      100.5%       $878,597.28    $ 1.90
Enterprise Center VIII            Chicago, IL           242,199   1916/1991-96    242,199      100.0%       $287,164.68    $ 1.19
Enterprise Center X-T,C           Chicago, IL           172,945   1916/1991-96    169,829       98.2%       $391,691.52    $ 2.31
Enterprise Center IX- Q,R,S       Chicago, IL           156,996   1916/1991-96    156,996      100.0%       $516,088.20    $ 3.29
Enterprise Center II              East Chicago, IN      169,435   1917/1991-97     28,978       17.1%       $254,934.00    $ 8.80
Enterprise Center III             East Chicago, IN      291,550   1917/1991-97    291,550      100.0%     $1,347,876.60    $ 4.62
Enterprise Center IV              East Chicago, IN       87,843   1917/1991-97     85,799       97.7%             $0.00    $ 0.00
East Chicago Enterprise Center    East Chicago, IN       54,070   1917/1991-97     40,000       74.0%       $259,999.92    $ 6.50
Enterprise Center V               Hammond, IN           196,475    1920-1952      196,475      100.0%       $478,589.28    $ 2.44
Enterprise Center VI              Hammond, IN           250,266    1920-1952      248,255       99.2%       $729,412.56    $ 2.94
Hammond Enterprise Center         Hammond IN             76,821    1920-1952       69,825       90.9%       $235,504.32    $ 3.37
                                                     ----------                ---------------------
Total Industrial Owned                                3,927,343                 3,742,924       95.2%
                                                     ----------                ---------------------
Total RSF                                            12,798,446                12,307,865       96.2%
                                                     ==========                =====================

                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
24                               (NYSE: PGE)                            3Q2000

Largest Office Tenants-Annualized Base Rent
September 30, 2000

                                                                                                                      2000
                                                                               Total Square         % of Total     Annualized
          Tenant                                 Building                    Footage Occupied       Portfolio      Base Rent*
          ------                                 --------                    ----------------       ----------     ----------
Arthur Andersen, LLP                     33 W. Monroe St./IBM                    837,539              8.37%       $12,295,568

R.R. Donnelley & Sons Co.                77 W. Wacker Dr.                        241,569              5.36%         7,872,734

National City Bank                       National City Center                    520,425              4.93%         7,247,362

First Union Securities, Inc.             77 W. Wacker Dr.                        241,225              4.39%         6,452,769

Jenner & Block                           IBM Plaza                               338,032              4.02%         5,900,502

Motorola, Inc.                           Continental Towers/Pine                 314,243              3.20%         4,706,375
                                         Meadows / Two Century

Jones Day Reavis & Pogue                 77 W. Wacker Dr.                        118,112              2.73%         4,016,957

IBM Corporation                          IBM/Continental Towers                  362,307              2.46%         3,610,592

Ernst & Young, LLP                       National City Center /                  184,156              2.22%         3,267,049
                                         IBM Plaza

ABN AMRO Capital Markets                 208 S. LaSalle St.                      254,948              1.70%         2,499,744
                                                                              -----------           --------     -------------
                                                                               3,412,556             39.38%       $57,869,652
                                                                              ===========           ========     =============

* Rent amounts as of October 1, 2000





                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
25                               (NYSE: PGE)                              3Q2000

Largest Office Tenants-by Square Footage**
September 30, 2000

                                                                                                                         2000
                                                                   Total Square        % of Total       Annualized    Annualized
     Tenant                           Building                   Footage Occupied       Portfolio       Base Rent*   Base Rent PSF
     ------                           --------                   ----------------       ---------       ----------   -------------
Arthur Andersen, LLP             33 West Monroe St.                   837,539            16.10%        $12,295,568      $14.68

National City Bank               National City Center                 520,425            10.00%          7,247,362      $13.93

IBM Corporation                  IBM/Continental Towers               362,307             6.96%          3,610,592      $ 9.97

Jenner & Block                   IBM Plaza                            338,032             6.50%          5,900,502      $17.46

Motorola, Inc.                   Continental Towers/Pine              314,243             6.04%          4,706,375      $14.98
                                 Meadows/Two Century

ABN AMRO Capital Markets         208 South LaSalle St.                254,948             4.90%          2,499,744      $ 9.80

R.R. Donnelley & Sons Co.        77 West Wacker Dr.                   241,569             4.64%          7,872,734      $32.59

First Union Securities, Inc.     77 West Wacker Dr.                   241,225             4.64%          6,452,769      $26.75

Ernst & Young, LLP               National City Center /               184,156             3.54%          3,267,049      $17.74
                                 IBM Plaza

Baker & Hostetler                National City Center                 145,705             2.80%          2,138,949      $14.68
                                                                ------------------------------------------------------------------
                                                                    3,440,149            66.13%        $55,991,643      $16.28
                                                                ==================================================================

* Rent amounts are as of October 1, 2000
**Tenants who occupy the largest percentage of square footage in the portfolio

                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust


26                              (NYSE: PGE)                              3Q 2000

Largest Industrial Tenants-Annualized Base Rent
September 30, 2000

                                                                                                     2000
                                                                  Total Square     % of Total      Annualized
Tenant                               Building                   Footage Occupied    Portfolio      Base Rent*
------                               --------                   ---------------     ---------      ----------
Tenneco Packaging                 43-47 Hintz Road                    310,156        0.66%         $  976,991

Great Lakes, LLC                  Enterprise Center III               160,914        0.54%            798,777

Dynamic Manufacturing             4160-4190 Madison                   184,191        0.49%            726,024
Company                           4300 Madison
                                  4211 Madison

A.M. Castle & Co.                 Enterprise Center V                 252,595        0.42%            617,304

Echlin, Inc.                      11045 Gage                          135,600        0.39%            571,350

AG Industries, Inc.               Enterprise Center III               137,275        0.37%            549,100

Amurol Confections Company        1455 Sequoia Drive                  161,000        0.36%            523,251

Semblex Corporation               370 Carol Lane                      108,151        0.36%            522,712
                                  342-346 Carol Lane

Co-Steel Lasco, Inc.              Chicago Enterprise Center           201,605        0.32%            473,772

Marketing Out-of-the-Box, Inc.    6700 Touhy Avenue                    98,120        0.27%            399,256
                                                                ------------------------------------------------
                                                                    1,749,607        4.19%          6,158,537
                                                                ================================================

* Rent amounts as of October 1, 2000

                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
27                               (NYSE: PGE)                             3Q 2000

Top Ten Industrial Tenants-by Square Footage**
September 30, 2000

                                                                   Total Square        % of        2000
                                                                     Footage          Total     Annualized     Annualized
Tenant                                  Building                     Occupied       Portfolio   Base Rent*   Base Rent PSF
------                                  --------                     --------       ---------   ----------   -------------
Tenneco Packaging                    43-47 Hintz Road               310,156          5.96%      $  976,991      $ 3.15

A.M. Castle & Co.                    Enterprise Center V            252,595          4.86%         617,304      $ 2.44

Co-Steel Lasco, Inc.                 Chicago Enterprise Center      201,605          3.88%         473,772      $ 2.35

Dynamic Manufacturing                4160-4190 Madison              184,191          3.54%         726,024      $ 3.94
Company                              4300 Madison
                                     4211 Madison

Amurol Confections Company           1455 Sequoia Drive             161,000          3.09%         523,251      $ 3.25

Great Lakes, LLC                     Hammond Enterprise Center      160,914          3.09%         798,777      $ 4.96

Strand Tek, Inc.                     Enterprise Center V            145,512          2.80%         394,203      $ 2.71
                                     Enterprise Center VIII

AG Industries, Inc.                  Enterprise Center III          137,275          2.64%         549,100      $ 4.00

Echlin, Inc.                         11045 Gage                     135,600          2.61%         571,350      $ 4.21

Semblex Corporation                  370 Carol Lane                 108,151          2.08%         522,712      $ 4.83
                                     342-346 Carol Lane
                                                                  ----------------------------------------------------
                                                                  1,796,999         34.54%      $6,153,484      $ 3.42
                                                                  ====================================================

*  Rent amounts are as of October 1, 2000
** Tenants who occupy the largest percentage of square footage in the portfolio


                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
28                                (NYSE: PGE)                            3Q 2000

                      PGE Stock Performance Year-to-Date

[GRAPH]

PGE Stock info
 1/3/00   14.125
1/10/00       14
1/17/00    13.75
1/24/00       14
1/31/00   13.625
 2/7/00  12.5625
2/14/00    3.375
2/21/00    13.75
2/28/00  13.6875
 3/6/00  13.8125
3/13/00    14.25
3/20/00   14.375
3/27/00  14.3125
 4/3/00  14.4375
4/10/00   14.625
4/17/00  14.4375
4/24/00  14.8125
 5/1/00  15.3125
 5/8/00  15.5625
5/15/00  14.9375
5/22/00  15.0625
5/29/00  15.4375
 6/5/00  15.0625
6/12/00  15.1875
6/19/00  15.3125
6/26/00  15.2031
 7/3/00   15.375
7/10/00    15.25
7/17/00  15.5625
7/24/00  15.4375
7/31/00   14.875
 8/7/00  15.8125
8/14/00   16.375
8/21/00   15.625
8/28/00  15.3125
 9/4/00  15.8125
9/11/00    15.75
9/18/00   15.875
9/25/00    15.75


               Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
29                                (NYSE: PGE)                           3Q 2000

                             INVESTOR INFORMATION

Inquiries


Prime Group Realty Trust ( NYSE: PGE ) welcomes any questions or comments from shareholders, analysts, investment managers, media or prospective investors.

Please address all inquiries to our Investor Relations Department:
------------------------------------------------------------------

Melissa J. Williams
Investor Relations Representative
Prime Group Realty Trust
77 West Wacker Drive
Suite 3900
Chicago, Illinois 60601


Phone:         312.917.1300
Facsimile:     312.917.1310

E-mail:        mwilliams@pgrt.com

Website:       www.pgrt.com

Friedman, Billings, Ramsey & Co.            Merrill Ross            703.469.1271

Legg  Mason Wood Walker, Inc.               Glenn D. Muller         410.454.5149

Sidoti & Company, LLC                       Barbara R. Huber        212.453.7020

Our Supplemental Financial Package is available via e-mail. If you would like to receive this document electronically, please send your e-mail address to: mwilliams@pgrt.com



                Supplemental Financial and Operating Statistics
                           Prime Group Really Trust
                                  (NYSE: PGE)